UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2025

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1
Norwell, Massachusetts	02061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 944-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 4, 2025, DIH Holding US, Inc. (the “Company”), received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 39 consecutive business days, the Company no longer meets the minimum Market Value of Publicly Held Shares (“MVPHR”) of $15,000,000 (the “MVPHR Rule”) as required by Nasdaq Listing Rule 5450(b)(2)(C).

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Staff has provided the Company with 180 calendar days, or until October 1, 2025, to regain compliance with the MVPHS Rule. The Notice has no immediate effect on the listing of the Company’s securities on The Nasdaq Global Market.

If the Company regains compliance with the MVPHS Rule, the Staff will provide written confirmation to the Company and close the matter. To regain compliance with the MVPHS Rule, the Company’s MVPHS must be at least $15,000,000 for a minimum of ten consecutive business days during the 180-day compliance period ending on October 1, 2025. If the Company does not meet the requirements or the staff determines that the Company will be unable to cure the deficiency, it will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel.

The Company will continue to monitor the MVPHS of its securities and consider its available options to regain compliance with the MVPHS Rule. However, there can be no assurance that the Company will be able to regain compliance with the MVPHS Rule.

Item 9.01 Financial Statements and Exhibits.

104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date: April 7, 2025	By:	/s/ Jason Chen
Jason Chen Chief Executive Officer and Chairman